Exhibit 99.1

FINANCIAL STATEMENTS

DECEMBER 31, 2009

SUNFLOWER BROADBAND

(A Division of the World Company)

SUNFLOWER BROADBAND

(A Division of the World Company)

INDEPENDENT AUDITORS’ REPORT

Sunflower Broadband

Lawrence, Kansas

We have audited the accompanying balance sheet of Sunflower Broadband (the “Company”), a Division of World Company, as of December 31, 2009 and the related statements of income, division equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunflower Broadband at December 31, 2009 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

Atlanta, Georgia

December 23, 2010

SUNFLOWER BROADBAND

(A Division of The World Company)

BALANCE SHEET

DECEMBER 31, 2009

2009
Assets
Current Assets
Cash and cash equivalents	$327,137
Trade accounts receivable, net of allowance for doubtful accounts of $180,185	2,195,124
Prepaid expenses	355,534

Total current assets	2,877,795

Property and Equipment, Net	29,677,117

Other Assets
Indefinite-Lived and Other Intangible Assets, Net	1,736,257
Goodwill	951,683
Other Assets	186,820

2,874,760

Total assets	$35,429,672

2009
Liabilities and Division Equity
Current Liabilities
Accounts payable	$196,738
Accrued expenses:
Personnel	259,651
Taxes	1,047,180
Video programming	989,282
Other	17,011
Deferred revenue	671,849
Refundable deposits	348,964
Current maturities of long-term debt	42,750

Total Current Liabilities	3,573,425

Deferred Revenue, Less Current Portion	304,404

Long-Term Debt	257,330

Total liabilities	4,135,159

Division Equity
Total division equity – Sunflower Broadband	31,329,889
Noncontrolling interest	(35,376)

Total net assets	31,294,513

Total liabilities and division equity	$35,429,672

See accompanying independent accountants’ report and notes to financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2009

2009

Division Revenues	$49,102,694

Division Operating Expenses
Direct costs, (excluding depreciation and amortization)	20,194,138
Selling general and administrative expenses	9,388,764
Depreciation and amortization	10,694,536

Operating expenses	40,277,438

Operating Income	8,825,256

Nonoperating Expense
Loss on sale of property and equipment	69,687
Interest expense	5,079

Net Income	8,750,490
Less net loss attributable to the noncontrolling interest	35,376

Net income attributable to the Division	$8,785,866

See accompanying independent accountants’ report and notes to financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

STATEMENT OF DIVISION EQUITY

YEAR ENDED DECEMBER 31, 2009

	Division Equity Sunflower Broadband	Noncontrolling Interest	Total

Balance, January 1, 2009	$35,253,595	$0	$35,253,595

Net income (loss)	8,785,866	(35,376)	8,750,490

Interdivision transfers	(12,709,572)	0	(12,709,572)

Balance (Deficit), December 31, 2009	$31,329,889	$(35,376)	$31,294,513

See accompanying independent accountants’ report and notes to financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2009

2009
Cash Flows From Operating Activities
Net Income before attribution of noncontrolling interest	$8,750,490
Net loss attributable to noncontrolling interest	35,376

Net income attributable to the Division	8,785,866
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,694,536
Provision for bad debt	658,228
Loss on sale of property, plant and equipment	69,687

Cash flow before changes in operating assets and liabilities	20,208,317

Changes in assets and liabilities
Trade accounts receivable	275,813
Prepaid expenses and other assets	(49,639)
Accounts payable and accrued expenses	(137,694)
Noncontrolling interest in subsidiary	(35,376)

Net change in operating assets and liabilities	53,104

Net cash provided by operating activities	20,261,421

Cash Flows From Investing Activities
Purchases of property and equipment, net	(7,656,132)
Proceeds from sale of property, plant and equipment	41,511

Net cash used in investing activities	(7,614,621)

Cash Flows From Financing Activities
Payments to related parties, net	(12,758,287)
Principal payments on long-term debt	(17,436)

Net cash used in financing activities	(12,775,723)

Net Decrease in Cash	(128,923)
Cash, beginning of year	456,060

Cash, end of year	$327,137

Supplemental Cash Flows Information
Capital lease obligation incurred for equipment	$317,516
Cash paid for interest	5,079

See accompanying independent accountants’ report and notes to financial statements

SUNFLOWER BROADBAND

(A Division of The World Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

The World Company (the “Parent”) operates in several business divisions. The Sunflower Broadband division operates a community antenna television system (“CATV”) and provides Internet access in Lawrence, Kansas and portions of Douglas, Wyandotte and Leavenworth counties. The Telephony division provides local and long-distance telephone service in Lawrence, Kansas and portions of Douglas and Leavenworth counties. Collectively, these divisions do business as Sunflower Broadband (the “Division”).

Principles of Combination

The Parent owns 98% interest in WorldNet, L.L.C. (“WorldNet”), which was acquired in 2001 to provide telephony services. Accordingly, the operating results of WorldNet have been included in the accompanying financial statements for the year ended December 31, 2009. The financial statements present the results of Sunflower Broadband and WorldNet, L.L.C. All interdivision transactions have been eliminated.

Effective January 1, 2009, the Parent adopted the guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 810-10-65, Transition Related to FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51. Beginning January 1, 2009, losses attributable to the noncontrolling interest are allocated to the noncontrolling interest even if the carrying amount of the noncontrolling interest is reduced below zero. Any changes in ownership after January 1,2009, that do not result in a loss of control are accounted for as equity transactions.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Accounts receivable are stated at the amounts billed to customers plus any accrued and unpaid interest. Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers comprising the Division’s customer base. Accounts receivable are ordinarily due 30 days after the issuance of the invoice. Accounts that are unpaid after the due date are considered delinquent and bear interest at 1% per month. Reserves for uncollectible accounts have been provided for in the financial statements based on reviewing individual accounts and historic trends. Such amounts have historically been within management’s expectations. The Division charges off a customer’s balance when it is determined to be probable that the receivable will not be collected.

Cash

The financial institutions holding the Division’s cash accounts are participating in the FDIC’s Transaction Account Guarantee Program. Under that program, through December 31, 2009, all noninterest-bearing transaction accounts are fully guaranteed by the FDIC for the entire amount in the account.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are charged to expense on the straight-line basis over the estimated useful life of each asset. Assets under capital lease obligations and leasehold improvements are amortized over the shorter of the lease term or their respective estimated useful lives.

The estimated useful lives for each major depreciable classification of property and equipment are as follows:

Years
Land improvements	7 - 15
Buildings and improvements	5 - 39
Machinery and equipment	5 - 7
Originating channel equipment	5 - 7
Broadband distribution system	3 - 10
Furniture and fixtures	5 - 7
Automotive equipment	3 - 5
Computer equipment	2 - 3
Leasehold improvements	Lesser of lease term or useful life

The Company expenses repair and maintenance costs when incurred, which amounted to $1,216,000 in 2009.

Goodwill

Goodwill is tested annually for impairment. If the implied fair value of goodwill is lower than its carrying amount, a goodwill impairment is indicated and goodwill is written down to its implied fair value. Subsequent increases in goodwill value are not recognized in the financial statements. The Division completed a valuation of its operating unit with goodwill and determined no impairment existed as of December 31, 2009.

Intangible Assets

Intangible assets consist principally of library files, subscriber lists and licenses. Such assets are periodically evaluated as to the recoverability of their carrying values.

Finite-lived intangible assets are amortized on a straight-line basis over their estimated economic lives as follows:

Years
Subscriber lists	3 - 10

Long-lived Asset Impairment

The Division evaluates the recoverability of the carrying value of long-lived assets whenever events or circumstances indicate the carrying amount may not be recoverable. If a long-lived asset is tested for recoverability and the undiscounted estimated future cash flows expected to result from the use and eventual disposition of the asset is less than the carrying amount of the asset, the asset cost is adjusted to fair value and an impairment loss is recognized as the amount by which the carrying amount of a long-lived asset exceeds its fair value. No impairment losses were recognized for 2009.

Income Taxes

The Parent’s stockholders have elected to have the Parent’s income taxed as an S Corporation under provisions of the Internal Revenue Code and a similar section of the state of Kansas income tax law. Therefore, taxable income or loss is reported to the individual stockholders for inclusion in their respective tax returns and no provision for federal and state income taxes is included in these statements. The Parent is no longer subject to federal and state income examinations by tax authorities for years prior to 2006.

Accounts Payable

The Parent utilizes a centralized approach to accounts payable, whereby it does not allocate general accounts payable to its divisions. Management estimated the Division’s portion of these general accounts payable as of December 31, 2009 for inclusion in the accompanying balance sheet.

Accrued Taxes

Accrued taxes consist of sales and use, excise, franchise, real estate and property taxes and copyright and FCC fees.

Revenue Recognition

Revenue consists principally of advertising revenues and revenues from broadband services. Revenues from broadband services are recorded in the month the service is provided. Deferred revenue arises as a normal part of business from advance billings on broadband services.

The Division receives up-front payments from certain programmers to launch new cable television channels. These payments are deferred and amortized over the respective terms of the program agreements, with a range from one to nine years.

Shared Services

The Division shares senior management, human resource, information technology and facilities employees and other resources with various divisions of the Parent. The accompanying statements of income include certain expense allocations relating to these shared services from the Parent. Such allocations are based on various factors including revenue, full-time equivalent (“FTE”) employees, divisional assets, square footage or management’s discretion. Total expense allocation of $1,368,000 is included in the accompanying statement of income for 2009.

In addition to the allocated costs discussed above, the Division is allocated expenses for certain operational items whereby one division of the Parent performs services for another division of the Parent. The net expense allocated to the Division for these operational costs, primarily related to video production and marketing, was $135,198 for 2009.

In addition to the allocated costs above, advertising fees totaling $315,458 in 2009 was allocated to the Division for print advertising in various newspapers owned by the Parent.

Shipping and Handling Costs

Shipping and handling costs are recorded as operating expenses at the time services and products are provided, shipped or delivered to the customer. Shipping and handling costs during 2009 was approximately $375,000.

2. Division Revenues

Division revenues consist of the following for the year ended December 31, 2009:

Subscriber	$45,750,374
Video advertising	2,584,044
Other	768,276

$49,102,694

3. Accounts Receivable

Accounts receivable consist of the following at December 31, 2009:

Subscriber	$1,647,747
Advertising	462,083
Other	85,294

$2,195,124

4. Property and Equipment

Property and equipment consist of the following at December 31, 2009:

Land and improvements	$111,268
Buildings and improvements	3,193,049
Machinery and equipment	2,750,894
Originating channel equipment	961,771
Broadband distribution system	86,509,256
Furniture and fixtures	819,036
Automotive equipment	2,440,848
Computer equipment	3,261,690
Leasehold improvements	1,017,630
Construction-in-progress	875,349

101,940,791
Less accumulated depreciation and amortization	(72,263,674)

$29,677,117

5. Intangible Assets

Intangible assets consist of the following at December 31, 2009:

	Gross Carrying Amount	Accumulated Amortization
Intangible assets subject to amortization subscriber lists	$1,381,868	$(1,174,588)

Intangible assets non subject to amortization:
Files and licenses	$33,977
License rights	1,495,000

	$1,528,977

Amortization expense for these intangible assets for the year ended December 31, 2009 was $138,187. Estimated amortization expense for each of the following two years is:

2010	$138,187
2011	69,083

6. Long-term Debt

Long-term debt consists of the following for December 31, 2009:

Capital lease obligations include leases covering vehicles for seven years expiring July 31, 2016	$300,080
Less current portion	42,750

$257,330

Aggregate annual payments on capital lease obligations at December 31, 2009 were:

2010	$51,168
2011	51,168
2012	51,168
2013	51,168
2014	51,168
Thereafter	74,621

330,461
Less amount representing interest	30,381

Present value of future minimum lease payments	$300,080

Property and equipment include the following property under capital leases at December 31, 2009:

Automotive equipment	$322,704
Less accumulated depreciation and amortization	23,050

$299,654

7. Operating Leases

At December 31, 2009, the Division has three noncancelable operating leases with maturity dates ranging from 2010 to 2012, one of which is with a related party for the lease of office facilities for the Division.

Future minimum lease payments for all noncancelable operating leases having a remaining term in excess of one year at December 31, 2009 were:

2010	$322,033
2011	231,908
2012	53,877

$607,818

Total rent expense, including rent cost transfers, during the year ended December 31, 2009 was approximately $372,000, of which approximately $272,000 was with related parties.

8. Defined Contribution 401 (k) Savings Plan

The Parent has a defined contribution 401 (k) savings plan, The World Company Retirement Savings Plan and Trust (the Plan). During 2006, trustees of the Plan recommended changes designed to improve the retirement features and options for plan participants. Employees are eligible to participate in the Plan after completing three months of service, 250 hours and attaining age 21. Participants may contribute up to 90% of their annual compensation, subject to Internal Revenue Code maximum limitations. The Parent matched up to 50% of the first 4% of each participant’s compensation deferral. Contributions made by the Division amounted to $107,000 in 2009.

9. Commitments

The Division is involved in numerous pole attachment agreements, which allow it to extend its fiber optic and cable network to locations outside the central location. Typically, these agreements involve attachment of fiber or coaxial cable to utility poles owned by third parties. These agreements are month-to-month agreements with an indefinite term, absent notification from either party of the intent to end the agreement. These agreements typically require minimal rental payments based on the number of points-of-attachment and are assumed to exist in near perpetuity. Should the Division elect to exit such an agreement, the terms provide that the Division is responsible for both the removal of the equipment and cable.

Accounting principles generally accepted in the United States of America require a liability to be recognized in the period in which (l) a legal obligation to retire a long-lived asset exists and (2) the fair value of the obligation based on retirement cost and settlement date is reasonably estimable.

The Division believes it has a legal obligation to remove the aforementioned equipment upon termination of agreements. However, the Division believes it does not have a reasonable basis by which to assign probabilities to the timing of the potential agreement terminations and, accordingly, cannot reasonably estimate the fair value of the asset retirement obligation.

General Litigation

The Division is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the balance sheet, results of operations and cash flows of the Division.

10. Subsequent Events

Subsequent events have been evaluated through December 23, 2010, which is the date the financial statements were available to be issued.

In October 2010, the assets of Sunflower were acquired by Knology, Inc. for $165 million.

In August 2010, the Parent purchased all of the outstanding minority equity of WorldNet, L.L.C. for $97,570.